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Fulton Financial
Corporation
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Investor Presentation
Data as of June 30, 2011

■ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements.
 Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,”
 “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,”
 “intends” and similar expressions which are intended to identify forward-looking statements.
■ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements.
■ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in or abnormal functioning of credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings;
 changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments;
 the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated;
 relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

Presentation Outline
 ◆ Corporate Profile
 ◆ Overview of the 2nd Quarter
 ◆ Credit
 ◆ Capital
 ◆ Financial Performance
 ◆ Corporate Priorities
 ◆ Supplemental Credit Data

Fulton Financial Profile (as of 6/30/11)
■ Mid-Atlantic regional financial holding company
■ A family of 7 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 273 community banking offices
■ Asset size: $16.0 billion
■ 3,800 team members
■ Market capitalization: $1.7 billion
■ Book value per common share: $9.80
■ Tangible book value per common share: $7.06
■ Shares outstanding: 199.4 million

A Valuable Geographic Franchise

Further Charter Consolidation
■ The Bank (Mt. Laurel) and Skylands
 Community Bank (Chester) to become
 Fulton Bank of New Jersey
■ Announced August 2, 2011
■ Combined assets of $3.5 billion
■ 75 Branches located in 15 of 21 New
 Jersey counties
■ Expected completion Q4/11
■ Six affiliate banks post merger

Further Charter Consolidation

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

Customer Satisfaction Metrics (6/30/11)
■ Customers:
 ◆ Retail 95%
 ◆ Business 91%
 ◆ Fulton Mortgage Company 91%

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Overview of the 2nd Quarter
■ EPS of 18 cents per diluted share, up 6%
 linked quarter
■ Continued asset quality improvement
■ NIM expansion
■ Increased ROA
■ Increase in quarterly dividend
■ Strong other income growth

Return on Assets
■ Key corporate priority
■ Linked quarter increase from 0.85% to
 0.91%
■ Managing our assets more efficiently
 and profitably

Overview of the 2nd Quarter / Credit
■ Improved core credit metrics:
 ◆ Non-performing loans
 ◆ Charge-offs
 ◆ Overall loan delinquency
 ◆ Provision for credit losses
■ Continued decline in construction book
 ◆ $300 million over the last 18 months
■ Increased residential mortgage activity
 and sale gains

■ 52 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment to any builder/developer:
 $25 million
 ➢ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $462,500
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans (6/30/11)

Provision and Non-performing Loans
Provision
NPL’s / Loans
($ in millions)

Loan Delinquency (Key Sectors)
Category	Total (%) 06/30/11	90-Days 06/30/11	Total (%) 03/31/11	90-Days 03/31/11
Commercial Loans	3.12	2.58	2.83	2.33
Consumer Direct	1.46	0.64	1.46	0.64
Commercial Mortgage	2.89	2.32	2.87	2.21
Residential Mortgage	7.59	4.22	8.36	4.89
Construction	9.18	8.56	10.31	9.75
Total Portfolio	3.48	2.63	3.55	2.67

Declining Construction Exposure
(7%)
(23%)
(18%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
6.7%
(24%)
6.3%
5.8%

Commercial Loans by Industry (06/30/11)

Shared National Credits   (06/30/11)

Fulton Mortgage Company
■ Applications up linked quarter / $477
 million from $397 million
■ Pipeline $215 million vs. $161 million
 (Q2-2011 vs. Q1-2011)
■ 54% purchase / 46% refinancing (Q2-
 2011 Pipeline)
■ Increased sale gains (Linked Quarter)

Residential Mortgage Repurchase Activity
■2011 - Servicing Retained
 ◆  Repurchased  $ 4,515,000.
■2011 - Servicing Released
 ◆  Repurchased  $ 338,000.

Capital  Adequacy (06/30/11)

Financial Performance

Income Statement Summary

Income Statement Summary (YTD June)

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of June 30, 2011
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares
Cullen / Frost Bankers, Inc.
First Horizon National Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

Net Interest Margin

Interest Rates (June 30th - Quarter)

6 month cumulative gap: 1.14
Interest Rate Shocks (06/30/11)
Rate Change  NII Change (Annual)   % Change

 +400 bp  + $ 82.8 million  + 14.3%
 +300 bp  + $ 57.8 million  + 10.0%
 +200 bp  + $ 33.2 million  + 5.7%
 +100 bp   + $ 10.3 million  + 1.8%
 - 100 bp  - $  8.0 million  -  1.4%

Average Loans (Q2 2011 vs. Q1 2011)

Average Loans (June 30th - Year to Date)

Average Loan Growth

Allowance for Loan Losses to Loans

Allowance for Loan Losses to Non-accrual Loans

Investment Portfolio (6-30-11)

Investment Portfolio - Municipal Holdings (06/30/11)

Investment Portfolio - Municipal Holdings by State (06/30/11)

Note: The municipal portfolio consists of 95% general obligation bonds.
 School district issues total 71% of all holdings.

Investment Portfolio - Pooled TruPS Holdings (06/30/11)

Average Deposits (Q2 2011 vs. Q1 2011)

Average Deposits (June 30th - Year to Date)

Average Deposit Growth

Average Core Deposit Growth

Other Income (Q2 2011 vs. Q1 2011)

Other Income (June 30th - Year to Date)

More Efficient Than Peers

Other Expense (Q2 2011 vs. Q1 2011)

Other Expense (June 30th - Year to Date)

Income Statement Summary (YTD December)

Income Statement Summary (YTD December)

Deposit Growth
■ Consistent core checking promotional
 activity
■ Increase products and services per HH
■ Differentiated customer experience
■ Improved customer satisfaction metrics
■ New branch prototype

Branch Exterior

Branch Interior

Small Business Deposit Growth
■ Focused small business prospecting in
 primary branch market areas
■ Referrals from satisfied customers
■ Obtain core banking / investment
 relationships from business owners
■ Leverage expertise of relationship teams
■ Online Business Resource Center
■ Build awareness of credit availability and
 eagerness to lend

Commercial and Industrial Growth
■ Leverage existing and develop new
 relationships with centers of influence
■ Relationship Manager staff expansion to
 increase revenue production
■ Integrate FFA employee benefit expertise
 into commercial relationships
■ Increase accounts and services per
 relationship
■ Stabilize construction book after managed
 decline

Non-Interest Income Maximization
■ Fulton Financial Advisors
 ◆ Brokerage
 ◆ Wealth Management
 ◆ Institutional
■ Fulton Mortgage Company
 ◆ Increased origination staff in all markets
 ◆ Leverage strong local market presence,
 reputation, and customer satisfaction
 ◆ Expect rise in purchase activity as confidence
 improves , currently 54% of volume
■ Corporate and Merchant Services

Corporate Priorities
■ Profitable organic growth
■ Improve credit quality
■ Superior customer experience
■ Improve ROA
■ Maximize non-interest income
■ Increase the cash dividend
■ Risk mitigation and management
■ Deploy capital profitably

Growth and Capital Deployment
■ Organic Growth
 ◆ New branches in strong new and
 contiguous markets
 ◆ Core deposit generation / consumer and
 small business
■ Potential Capital Deployment
 ◆ Support growth
 ◆ Increase dividend
 ◆ Repurchase of stock

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Information

Net Charge-offs (Recoveries) (Q2 2011)

Non-performing Loans* (06/30/11)

Loan Delinquency (Key Sectors) YOY
Category	Total (%) 06/30/11	90-Days 06/30/11	Total (%) 06/30/10	90-Days 06/30/10
Commercial Loans	3.12	2.58	2.58	2.12
Consumer Direct	1.46	0.64	1.61	0.71
Commercial Mortgage	2.89	2.32	3.15	2.34
Residential Mortgage	7.59	4.22	8.28	4.63
Construction	9.18	8.56	9.93	8.86
Total Portfolio	3.48	2.63	3.63	2.65

Loan Distribution by State (Q2 2011)

Residential Mtg by State (06/30/11)

C&I Loans by State (06/30/11)

Construction Loans (06/30/11)

Construction Loans by Type (06/30/11)

CRE Loans by State (06/30/11)

Return on Equity and Assets

Total Risk-Based Capital Ratio

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2011-09-09